EXHIBIT 99.1

FOR IMMEDIATE RELEASE

ATSG to be Acquired by Stonepeak for $3.1 Billion

ATSG Shareholders to Receive $22.50 Per Share in Cash

WILMINGTON, Ohio and NEW YORK — November 4, 2024 – Air Transport Services Group, Inc. (NASDAQ:ATSG), a global leader in medium widebody freighter aircraft leasing, air transport operations, and support services, today announced that it has entered into a definitive agreement to be acquired by Stonepeak, a leading alternative investment firm specializing in infrastructure and real assets, in an all-cash transaction with an enterprise valuation of approximately $3.1 billion.

Under the terms of the definitive agreement, which was unanimously approved by ATSG’s Board of Directors, holders of ATSG’s common shares will receive $22.50 per share in cash. The purchase price represents a premium of approximately 29.3% over ATSG’s closing share price on November 1, 2024, the last full trading day prior to this announcement, and a 45.5% premium over ATSG’s volume-weighted average price (VWAP) over the prior ninety trading days. Upon completion of the transaction, ATSG's shares will no longer trade on NASDAQ, and ATSG will become a private company.

Joe Hete, Executive Chairman of ATSG’s Board of Directors, said, “The agreement with Stonepeak will deliver immediate and certain cash value to ATSG’s shareholders at a substantial premium to recent market prices. With a history dating back to 1980, we are excited to reach this important milestone in our journey. Since going public in 2003, ATSG has diversified and expanded its portfolio of companies and services, becoming a global leader in midsize freighter leasing and flying, as well as a leading supplemental provider of passenger transport for the U.S. Department of Defense and other agencies. Following the Board’s careful evaluation of the transaction, we are confident it is the best path forward and maximizes value for ATSG’s shareholders, while also benefiting our employees, customers, partners, communities and other stakeholders.”

“This transaction reflects the tremendous value of our fleet of in-demand midsize freighter and passenger aircraft, and the strength of our talented teams across ATSG’s businesses,” said Mike Berger, Chief Executive Officer of ATSG. “In Stonepeak, we have found a partner that recognizes the power of our Lease+Plus strategy to provide comprehensive aircraft leasing and operating solutions to our customers. With Stonepeak’s investment and extensive expertise in transportation and logistics and asset leasing, ATSG will be well positioned to further expand its global presence in the air cargo leasing market and enhance its service offerings to customers. We would like to thank our employees for helping us achieve this significant milestone and for their continued dedication as we prepare to enter this new chapter as a private company.”

“ATSG plays a fundamental role in enabling the growth of e-commerce globally in a world that continues to shift away from brick-and-mortar shopping,” said James Wyper, Senior Managing Director and Head of Transportation & Logistics at Stonepeak. “ATSG’s deep relationships with some of the world’s largest e-commerce companies and integrators, combined with the scale and capacity of their fleet and relentless focus on safety and on-time performance, gives us confidence in the Company’s trajectory as a sector leader.”

Graham Brown, Managing Director at Stonepeak, added, “We look forward to supporting the team at ATSG to help take the business to the next level as a private company, and are excited about this addition to our North American infrastructure investment strategy.”

Approvals and Timing

The transaction is expected to close in the first half of 2025, subject to customary closing conditions, including approval of ATSG’s shareholders and receipt of regulatory approvals. The transaction has fully committed equity financing from funds affiliated with Stonepeak and fully committed debt financing. The transaction is not subject to a financing condition.

The definitive agreement includes a “go-shop” period. Under the terms of the merger agreement, ATSG may solicit proposals from third parties for a period of 35 days continuing through December 8, 2024, and in certain cases for a period of 50 days continuing through December 23, 2024. In addition, ATSG may, at any time prior to receipt of shareholder approval, subject to the provisions of the merger agreement, respond to unsolicited proposals that constitute or would reasonably be expected to result in a superior proposal. ATSG will have the right to terminate the merger agreement with Stonepeak to enter into a superior proposal subject to the terms and conditions of the merger agreement, including payment of a customary termination fee. There can be no assurance that the solicitation process will result in a superior proposal or that any other transaction will be approved or completed. ATSG does not intend to disclose developments with respect to this solicitation process unless and until its Board of Directors determines such disclosure is appropriate or otherwise required.

Third Quarter 2024 Results

As previously announced, ATSG will release its financial results for the third quarter of 2024 prior to market opening on the morning of November 8, 2024 and file its 10-Q after market close on that same day. ATSG’s results and filing will be accessible via the ATSG corporate website at https://www.atsginc.com/investors. In light of the transaction with Stonepeak, ATSG has cancelled the earnings conference call previously scheduled for November 8, 2024. ATSG does not plan to hold earnings conference calls during the pendency of the transaction.

Advisors

Goldman Sachs & Co. LLC is acting as exclusive financial advisor to ATSG. Davis Polk & Wardwell LLP and Vorys, Sater, Seymour & Pease LLP are acting as legal counsel to ATSG.

Evercore is acting as financial advisor to Stonepeak. Simpson Thacher & Bartlett LLP and Hogan Lovells US LLP are acting as legal counsel to Stonepeak.

About Air Transport Services Group

Air Transport Services Group (ATSG) is a premier provider of aircraft leasing and cargo and passenger air transportation solutions for both domestic and international air carriers, as well as companies seeking outsourced airlift services. ATSG is the global leader in freighter aircraft leasing with a fleet that includes Boeing 767, Airbus A321, and soon, Airbus A330 converted freighters. ATSG's unique Lease+Plus aircraft leasing opportunity draws upon a diverse portfolio of subsidiaries including three airlines holding separate and distinct U.S. FAA Part 121 Air Carrier certificates to provide air cargo lift, and passenger ACMI and charter services. Complementary services from ATSG's other subsidiaries allow the integration of aircraft maintenance, airport ground services, and material handling equipment engineering and service. ATSG subsidiaries comprise ABX Air, Inc.; Airborne Global Solutions, Inc.; Airborne Maintenance and Engineering Services, Inc., including its subsidiary, Pemco World Air Services, Inc.; Air Transport International, Inc.; Cargo Aircraft Management, Inc.; LGSTX Services, Inc.; and Omni Air International, LLC. For further details, please visit www.atsginc.com.

About Stonepeak

Stonepeak is a leading alternative investment firm specializing in infrastructure and real assets with approximately $70 billion of assets under management. Through its investment in defensive, hard-asset businesses globally, Stonepeak aims to create value for its investors and portfolio companies, with a focus on downside protection and strong risk-adjusted returns. Stonepeak, as sponsor of private equity and credit investment vehicles, provides capital, operational support, and committed partnership to grow investments in its target sectors, which include communications, energy and energy transition, transport and logistics, and real estate. Stonepeak is headquartered in New York with offices in Houston, London, Hong Kong, Seoul, Singapore, Sydney, Tokyo, and Abu Dhabi. For more information, please visit www.stonepeak.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Except for historical information contained in this communication, the matters discussed herein contain forward-looking statements that involve risks and uncertainties. Such statements are provided under the “safe harbor” protection of the Act. Forward-looking statements include, but are not limited to, statements regarding anticipated operating results, prospects and aircraft in service, technological developments, economic trends, expected transactions and similar matters. The words “may,” “believe,” “expect,” “anticipate,” “target,” “goal,” “project,” “estimate,” “guidance,” “forecast,” “outlook,” “will,” “continue,” “likely,” “should,” “hope,” “seek,” “plan,” “intend” and variations of such words and similar expressions identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements are susceptible to a number of risks, uncertainties and other factors. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and, accordingly, the Company’s actual results and experiences could differ materially from the anticipated results or other expectations expressed in its forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the Agreement and Plan of Merger, by and among the Company, Stonepeak Nile Parent LLC and Stonepeak Nile MergerCo Inc. (the “Transaction”), including the expected time period to consummate the Transaction, the anticipated benefits (including synergies) of the Transaction and integration and transition plans, opportunities, anticipated future performance, expected share buyback programs and expected dividends. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Air Transport Services Group, Inc. (the “Company”), that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the possibility that the Company’s stockholders may not approve the Transaction; the risk that the anticipated tax treatment of the Transaction is not obtained; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the risk of rating agency actions and the Company’s ability to access short- and long-term debt markets on a timely and affordable basis; the risk of various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of the Company’s control. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/894081/000089408124000016/atsg-20231231.htm), quarterly reports on Form 10-Q and other documents subsequently filed by the Company with the Securities Exchange Commission (“SEC”) and that are available on the Company’s website at https://www.atsginc.com/investors/reports-and-filings/sec-filings and at https://www.sec.gov/edgar/browse/?CIK=894081&owner=exclude. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). The definitive version of the Proxy Statement will be sent to the stockholders of the Company seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT ON SCHEDULE 14A WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN

CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the Proxy Statement, and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov/edgar/browse/?CIK=894081&owner=exclude. Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Company’s website at https://atsginc.com/investors or by contacting the Company via email by sending a message to investor.relations@atsginc.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Company common stock is also set forth in the Company’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/894081/000114036124019362/ny20017081x1_def14a.htm) and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/894081/000089408124000016/atsg-20231231.htm). Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Stockholder Matters” included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 29, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/894081/000089408124000016/atsg-20231231.htm), and in the sections entitled “Corporate Governance and Board Matters,” and “Stock Ownership of Management,” included in the Company’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/894081/000089408124000016/atsg-20231231.htm). Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction will be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available These documents can be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact:

ATSG

Quint O. Turner, Chief Financial Officer

Air Transport Services Group, Inc.

(937) 366-2303

Michael Freitag / Mahmoud Siddig / Rachel Goldman

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Stonepeak

Kate Beers / Maya Brounstein

Corporate Communications

corporatecomms@stonepeak.com

(212) 907-5100